Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 28, 2013 (revised May 28, 2013)

The transaction fees imposed on purchases and redemptions of ETF Creation Units of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Total World Stock Index Fund, and Vanguard FTSE All-World ex-US Index Fund have been modified as follows:

Vanguard ETF®	Old Transaction Fee	New Transaction Fee
FTSE Europe ETF	$9,600	$5,000
FTSE Pacific ETF	$7,200	$5,000
Total World Stock ETF	$15,000	$10,000
FTSE All-World ex-US ETF	$22,000	$15,000

Statement of Additional Information Text Changes

The table on page B-50 under “Transaction Fee on Purchases of Creation Units” is replaced with the following:

		Maximum Additional
	Transaction Fee	Variable Charge for
Vanguard ETF	on Purchases	Cash Purchases[1]
FTSE Europe ETF	$5,000	2.00%
FTSE Pacific ETF	5,000	2.00[2]
FTSE Emerging Markets ETF	9,300	2.00[2]
FTSE All-World ex-US ETF	15,000	2.00
Total World Stock ETF	10,000	2.00
FTSE All-World ex-US Small-Cap ETF	28,000	2.00[3]
Global ex-U.S. Real Estate ETF	9,000	2.00
1 As a percentage of the cash-in-lieu amount invested.
2 On average, the charge is expected to be 0.25%.
3 On average, the charge is expected to be 0.75%.

The table on page B-51 under “Transaction Fee on Redemptions of Creation Units” is replaced with the following:

		Maximum Additional
	Transaction Fee	Variable Charge for
Vanguard ETF	on Redemptions	Cash Redemptions[1]
FTSE Europe ETF	$5,000	2.00%
FTSE Pacific ETF	5,000	2.00[2]
FTSE Emerging Markets ETF	9,300	2.00[2]
FTSE All-World ex-US ETF	15,000	2.00
Total World Stock ETF	10,000	2.00
FTSE All-World ex-US Small-Cap ETF	28,000	2.00[3]
Global ex-U.S. Real Estate ETF	9,000	2.00
1 As a percentage of the cash-in-lieu amount redeemed.
2 On average, the charge is expected to be 0.50%.
3 On average, the charge is expected to be 0.75%.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 072A 062013